UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Thunder Bridge Capital Partners IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Thunder Bridge Capital Partners IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia

(Address of principal executive offices)

22066

(Zip Code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 12, 2024, Thunder Bridge Capital Partners IV, Inc., a Delaware corporation (“Thunder Bridge”), mailed to its stockholders a proxy statement/prospectus (as supplemented to date, the “Proxy Statement/Prospectus”), in connection with the proposed business combination among Thunder Bridge, Coincheck Group B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) to be renamed Coincheck Group N.V. immediately prior to the Business Combination), M1 Co G.K., a Japanese limited liability company (godo kaisha) (“M1 GK”), Coincheck Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”) and Coincheck, Inc., a Japanese joint stock company (kabushiki kaisha) (“Coincheck”). PubCo filed the Proxy Statement/Prospectus with the Securities and Exchange Commission (the “SEC”) as part of a registration statement on Form F-4 (Registration No. 333-279165), which was declared effective on November 12, 2024 by the SEC.

This Current Report on Form 8-K corrects a typographical error in the Proxy Statement/Prospectus.

The reference to “20%” in the paragraph beginning “Pursuant to Thunder Bridge’s current certificate of incorporation…” in the letter to stockholders appearing in the Proxy Statement/Prospectus, is replaced with “15%”, such that the paragraph reads as follows:

“Pursuant to Thunder Bridge’s current certificate of incorporation, and irrespective of whether a Thunder Bridge stockholder votes for or against the Business Combination Proposal, such holder may demand that Thunder Bridge redeem its Public Shares for cash if the Business Combination is consummated. Thunder Bridge stockholders will be entitled to receive cash for these shares only if, no later than 5:00 p.m. (Eastern Time) on December 3, 2024 (two business days prior to the date of the Stockholders Meeting), they:

(i)	submit a written demand to Thunder Bridge’s transfer agent that Thunder Bridge redeem their Public Shares for cash;

(ii)	certify in such written demand for redemption that they “ARE” or “ARE NOT” seeking to redeem more than an aggregate of 15% of the Public Shares together with their affiliates or any person(s) with whom they are acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)); and

(iii)	deliver such Public Shares to Thunder Bridge’s transfer agent (physically or electronically).”

Other than the changes described above, the terms in the Proxy Statement/Prospectus remain as described.

Additional Information and Where to Find It

In connection with the business combination agreement among Coincheck, CCG, Thunder Bridge IV and others with regards to the proposed transaction, the parties filed relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a registration statement on Form F-4 filed by Coincheck Group B.V., which includes a proxy statement/prospectus of Thunder Bridge IV, and other documents regarding the proposed transaction with the SEC. The Form F-4 was declared effective on November 12, 2024, and the definitive proxy statement/prospectus and other proxy materials were mailed to Thunder Bridge IV’s stockholders of record as of the close of business on October 25, 2024. Before making any voting or investment decision, investors and stockholders of Thunder Bridge IV and other interested persons are urged to read the Form F-4, as amended, the definitive proxy statement/prospectus included in the Form F-4, and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about Coincheck, Thunder Bridge IV and the proposed business combination. The documents filed by Thunder Bridge IV with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Capital Partners IV, Inc., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

Participants in the Solicitation

Thunder Bridge IV and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Thunder Bridge IV will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Thunder Bridge IV’s directors and executive officers and their ownership of Thunder Bridge IV common stock is set forth in Thunder Bridge IV’s prospectus, dated June 29, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

CCG, Coincheck and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Thunder Bridge IV in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This current report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Coincheck’s industry and market sizes, future opportunities for CCG, Coincheck and Thunder Bridge IV, Coincheck’s estimated future results and the proposed business combination between Thunder Bridge IV and Coincheck, including the implied enterprise value, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Thunder Bridge IV’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of Thunder Bridge IV’s shareholders, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge IV shareholders, redemptions exceeding a maximum threshold or the failure to meet Nasdaq listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the Business Combination Agreement; a delay or failure to realize the expected benefits from the proposed business combination; risks related to disruption of management’s time from ongoing business operations due to the proposed business combination; changes in the cryptocurrency and digital asset markets in which Coincheck competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in domestic and global general economic conditions, risk that Coincheck may not be able to execute its growth strategies, including identifying and executing acquisitions; risk that Coincheck may not be able to develop and maintain effective internal controls; and other risks and uncertainties indicated in Thunder Bridge IV’s final prospectus, dated June 29, 2021, for its initial public offering, and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Thunder Bridge IV’s other filings with the SEC. CCG, Thunder Bridge IV and Coincheck caution that the foregoing list of factors is not exclusive.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge IV and Coincheck or the date of such information in the case of information from persons other than Thunder Bridge IV or Coincheck, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Coincheck’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2024

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

By:	/s/ Gary A. Simanson
Name:	Gary A. Simanson
Title:	Chief Executive Officer

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